                                                                    Exhibit 12.1

                                  CERTIFICATION

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Trintech PLC, a public limited company organized under the laws of the Republic of Ireland ("Trintech" or the "Company"), hereby certifies, to such officer's knowledge, that:

        The Annual Report on Form 20-F for the fiscal year ended January 31, 2003 (the "Report") of the Company fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

Dated: 1 May 2003

                                       By:  /s/   CYRIL MCGUIRE
                                            ------------------------------------
                                                       Cyril McGuire
                                                  Chief Executive Officer


The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

        A signed original of this written statement required by section 906 has been provided to Trintech PLC and will be retained by Trintech PLC and furnished to the Securities and Exchange Commission or its staff upon request

                                  CERTIFICATION

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Trintech PLC, a public limited company organized under the laws of the Republic of Ireland ("Trintech" or the "Company"), hereby certifies, to such officer's knowledge, that:

        The Annual Report on Form 20-F for the fiscal year ended January 31, 2003 (the "Report") of the Company fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

Dated: 1 May 2003


                                       By:  /s/   RICHARD PAUL BYRNE
                                            ------------------------------------
                                                       R.Paul Byrne
                                                  Chief Financial Officer


The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

        A signed original of this written statement required by section 906 has been provided to Trintech PLC and will be retained by Trintech PLC and furnished to the Securities and Exchange Commission or its staff upon request